                                                                    EXHIBIT 99.6

DEBTOR: GREAT AQ STEAMBOAT, L.L.C.                   CASE NUMBER: 01-10960 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED

 Great AQ Steamboat, L.L.C. (the "Debtor") received the information required to analyze and reconcile the accounts and other information contained in the attached December Monthly Operating Report too late to perform such analyses and reconciliations prior to the report's filing. Accordingly, the accounts and other information contained in the December Monthly Operating Report are subject to adjustment and reconciliation and may change materially once the analyses and reconciliations are performed.

 Subject to the foregoing possible material modifications and possible revisions, in accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached December Monthly Operating Report (Attachments I through 9) and the accompanying attachments and, to the best of my knowledge, these documents are true, correct, and complete.

 /s/ Nicholas J. Davison
---------------------------
 Nicholas J. Davison
 Senior Vice President


 /s/ Randall L. Talcott
---------------------------
 Randall L. Talcott
 Vice President - Finance

Debtor: GREAT AQ STEAMBOAT, L.L.C.                   CASE NUMBER: 01-10960 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

 Attachment I              Summary of Bank and Investment Accounts

 Attachment 2              Schedule of Receipts and Disbursements

 Attachment 3              Bank and Investment Account Statements

 Attachment 4              Income Statement

 Attachment 5              Balance Sheet

 Attachment 6              Summary of Due To/Due From Intercompany Accounts

 Attachment 7              Accounts Receivable Aging

 Attachment 8              Accounts Payable Detail

 Attachment 9              Notes to December Monthly Operating Report

Summary                                                             Attachment 1
Great AQ Steamboat, LLC                                                UNAUDITED

                Summary Of Bank, Investment & Petty Cash Accounts
                          Great AQ Steamboat, L. L. C.
                            Case No: 01-10960 (EIK)
                           For Month Of December, 2001

                                     Balances
                         ------------------------------   Receipts &       Bank
                             Opening          Closing     Disbursements    Statements     Account
 Account                 As Of 12/01/01   As Of 12/31101  Included         Included       Reconciled
 -------                 --------------   --------------  --------         --------       ----------
 American Queen Steamer            0.00        10,000.00   Yes             No - Not       No
 Hibernia                                                                  Concentration
 Account 812-395-343                                                       Account

 American Queen                    0.00             0.00   No -            Not A Bank     No -
 Petty Cash                                                No Activity     Account        No Activity


R&D - Hibernia - AQ Steamer                                       Attachment 2-1
                                                                       UNAUDITED

                            Receipts & Disbursements
                           Great AQ Steamboat, L.L.C.
                            Case No.- 01-10960 (EIK)
                                    Hibernia
                         American Queen Steamer Account
                             Account # - 812-395-343
                         1 December 01 - 31 December 01


 Opening Balance - I Dec 01      0.00

 Receipts                        199,000.00      From The Delta Queen Steamboat Company -
                                                 Hibernia - DQ Master Cash Account (812-395-335)
                                 ----------
                                 199,000.00      Total Receipts

 Disbursements                   (90,000.00)     To The Delta Queen Steamboat Company -
                                                 Hibernia - Payroll Account (812-395-289)
                                 (99,000,00)     To The Delta Queen Steamboat Company -
                                                 Hibernia - DQ Master Cash Account (812-395-335)
                                 ----------
                                (189,000.00)     Total Disbursements

 Closing Balance - 31 Dec 01      10,000.00

Summary                                                             Attachment 3
Great AQ Steamboat, LL
Attach 2&3

                  Concentration & Investment Account Statements
                          Great AQ Steamboat, L. L. C.
                             Case No: 01-10960 (EIK)
                           For Month Of December, 2001


         No Statements Due To No Concentration Or Investment Accounts
currency USD                                                        Attachment 4
Company=23 (AMERICAN  QUEEN)

                              AMCV US SET OF BOOKS
                                INCOME STATEMENT
                             Current Period: DEC-01

                                         PTD-Actual
                                         DEC-01
                                         ------
 Revenue
   Gross Revenue                               0.00
   Allowances                                  0.00
                                               ----
   Net Revenue                                 0.00

 Operating Expenses
   Air                                         0.00
   Hotel                                       0.00
   Commissions                                 0.00
   Onboard Expenses                            0.00
   Passenger Expenses                        359.07
   Vessel Expenses                         4,691.90
   Layup/Drydock Expense                       0.00
   Vessel Insurance                            0.00
                                               ----
   Total Operating Expenses                5,050.97
                                           --------

   Gross Profit                           (5,050.97)
 SG&A Expenses
   Sales & Marketing                           0.00
   Pre-Opening Costs                           0.00
                                               ----
 Total SG&A Expenses                           0.00
                                               ----
 EBITDA                                   (5,050.97)

 Depreciation                                  0.00
                                               ----
 Operating Income                         (5,050.97)

 Other Expense/(Income)
 Interest Income                               0.00
 Interest Expense                         21,296.70
 Equity in Earnings for Sub                    0.00
                                               ----
 Total Other Expense/(Income)             21,296.70
                                          ---------
 Net Pretax Income/(Loss)                (26,347.67)
                                         ----------
 Income Tax Expense                            0.00
                                               ----
 Net Income/(Loss)                       (26,347.67)
                                         ----------

currency USD                                                      Attachment 5-1
Company=23 (AMERICAN  QUEEN)

                              AMCV US SET OF BOOKS
                                  BALANCE SHEET
                             Current Period: DEC-01

                                                                YTD-Actual              YTD-Actual
                                                                DEC-01                  OCT-01
                                                                ------                  ------
ASSETS
  Cash and Equivalent                                              10,000.00             27,915.55
  Restricted Cash                                                       0.00                  0.00
  Marketable Securities                                                 0.00                  0.00
  Accounts Receivable                                              42,209.12            100,111.04
  Inventories                                                     380,454.25            436,746.94
  Prepaid Expenses                                                      0.00              1,126.00
  Other Current Assets                                            146,O58.55            189,129.97
                                                               -------------         -------------
      Total Current Assets                                        578,721.92            755,029.50
  Fixed Assets                                                 76,449,630.83         76,449,630.83
  Accumulated Depreciation                                    (23,703,366.77)       (23,703,366.77)
                                                              --------------        --------------
      Net Fixed Assets                                         52,746,264.06         52,746,264.06
  Net Goodwill                                                          0.00                  0.00
  Intercompany Due To/From                                     11,852,100.37         11,900,053.46
  Net Deferred Financing Fees                                     555,464.89            561,110.86
  Net Investment in Subsidiaries                                        0.00                  0.00
  Other Non Current Assets                                              0.00                  0.00
      Total Other Assets                                       12,407,565.26         12,461,164.32
                                                               -------------         -------------
      Total Assets                                             65,732,551.24         65,962,457.88
                                                               -------------         -------------

currency USD                                                      Attachment 5-1
Company=23 (AMERICAN  QUEEN)

                              AMCV US SET OF BOOKS
                                  BALANCE SHEET
                             Current Period: DEC-01


                                             YTD-Actual            YTD-Actual
                                             DEC-01                OCT-01
                                             ------                ------
LIABILITIES

 Accounts Payable                                 2,434.58              5,469.58
 Accrued Liabilities                            711,841.15            754,127.79
 Deposits                                        (1,984.00)                25.00
                                             -------------         -------------
     Total Current Liabilities                  712,291.73            759,622.37
 Long Term Debt                                       0.00                  0.00
 Other Long Term Liabilities                          0.00                  0.00
                                             -------------         -------------
     Total Liabilities                          712,291.73            759,622.37

OTHER

 Liabilities Subject to Compromise           48,582,624.21         48,583,115.71
                                             -------------         -------------
     Total other                             48,582,624.21         48,583,115.71

OWNER'S EQUITY
 Common Stock                                     1,000.00              1,000.00
 Add'l Paid In Capital                        4,060,000.00          4,060,000.00
 Current Net Income (Loss)                     (675,555.21)          (493,470.71
 Retained Earnings                           13,052,190.51         13,052,190.51
                                             -------------         -------------
     Total Owner's Equity                    16,437,635.30         16,619,719.80
                                             -------------         -------------
     Total Liabilities & Other               65,732,551.24         65,962,457.88
                                             -------------         -------------

Great AQ Steamboat, L.L.C.                                          Attachment 6

                    Summary List of Due To/Due From Accounts
                     For the Period Ending December 31, 2001

 AFFILIATE NAME                              CASE NUMBER        BEGINNING                                             ENDING
                                                                BALANCE           DEBITS         CREDITS              BALANCE
 American Classic Voyages Co.                01-10954         22,537,128.61       193,519.53     210,691.20       22,519,956.94
 AMCV Cruise Operations, Inc.                01-10967       (22,745,106.79)                -              -      (22,745,106.79)
 The Delta Queen Steamboat Co.               01-10970        17,006,151.42                 -              -        17,006,151.42
 DQSB 11, Inc.                               01-10974              (919.60)                -              -             (919.60)
 Great Pacific NW Cruise Line, L.L.C.        01-10977             5,552.79                 -              -             5,552.79
 Great River Cruise Line, L.L.C.             01-10963          (165,397.01)                -              -         (165,397.01)
 Great Ocean Cruise Line, L.L.C.             01-10959           (14,507.47)                -              -          (14,507.47)
 Cruise America Travel, Incorporated         01-10966        (3,165,198.27)                -              -       (3,165,198.27)
 Delta Queen Coastal Voyages, L.L.C.         01-10964           144,264.37                 -              -           144,264.37
 Cape Cod Light, L.L.C.                      01-10962          (500,000.00)                -              -         (500,000.00)
 Cape May Light, L.L.C.                      01-10961        (1,640,241.44)                -              -       (1,640,241.44)
 Project America, Inc.                       N/A                (15,864.24)                -              -          (15,864.24)
 Oceanic Ship Co.                            N/A                 (7,408.30)                -              -           (7,408.30)
 Project America Ship 1, Inc.                N/A                459,787.19                 -              -           459,787.19
 Great Hawaiian Properties Corporation       01-10971           (22,591.38)                -              -          (22,591.38)
 American Hawaiian Properties Corporation    01-10976            (1,496.24)                -              -           (1,496.24)
 Great Independence Ship Co.                 01-10969            (4,881.60)                -              -           (4,881.60)
                                                             ------------------------------------------------------------------
                                                             11,869,272.04        193,519.53     210,691.20       11,852,100.37

                             Great AQ Steamboat, LLC

                            Monthly Operating Report
                            As of December 31, 2001
          And for the Period December 1, 2001 thru December 31, 2001

                                  Attachment 7

                                 Not Applicable

                             Great AQ Steamboat, LLC

                            Monthly Operating Report
                             As of December 31, 2001
           And for the Period December 1, 2001 thru December 31, 2001

                                  Attachment 8

                                 Not Applicable

 DEBTOR: GREAT AQ STEAMBOAT, L.L.C.                   CASE NUMBER: 01-10960(EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO DECEMBER MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Physical inventory counts have not been performed. Inventory amounts have been adjusted to amounts contained in the Debtor's computer systems. The Debtor estimates that it would cost up to $50,000 to perform physical counts of the inventories of The Delta Queen Steamboat Company and its subsidiaries. Should physical inventory counts be performed, amounts recorded as inventory on the Debtor's books and records could change materially.

2. Deferred financing costs represent costs incurred in connection with placing pre- petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument. The Debtor has ceased paying cash interest on its long-term debt, and accordingly, has ceased accruing for such payments as interest expense.

3. The Debtor ceased operating its primary asset, the American Queen, on October 22, 2001. In connection therewith, the Debtor ceased accruing for its next scheduled lay-up, ceased recording depreciation, and has not adjusted related lay-up accrual or asset values pending the outcome of Chapter 11 proceedings.

4. Prepaid insurance and accruals for self-insured claims are un-reconciled pending receipt and final review of required information.